Exhibit 99.1

ONCOR®
First Quarter 2015
Investor Call
May 5, 2015
Oncor Electric Delivery

Forward Looking Statements
This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor Electric Delivery Company LLC (Oncor) with the Securities and Exchange Commission (SEC). Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor’s SEC filings, the forward-looking statements in this presentation could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements, including the exercise of equitable powers by courts; any impacts on us as a result of the bankruptcy proceedings involving Energy Future Holdings Corp. and certain of its subsidiaries; weather conditions and other natural phenomena; acts of sabotage, wars or terrorist or cyber security threats or activities; economic conditions, including the impact of a recessionary environment; unanticipated population growth or decline, or changes in market demand and demographic patterns; changes in business strategy, development plans or vendor relationships; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; inability of various counterparties to meet their financial obligations to Oncor, including failure of counterparties to perform under agreements; general industry trends; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by Oncor; significant changes in Oncor’s relationship with its employees; changes in assumptions used to estimate costs of providing employee benefits, including pension and other post-retirement employee benefits, and future funding requirements related thereto; significant changes in critical accounting policies material to Oncor; commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in the capital markets and the potential impact of disruptions in US credit markets; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; financial restrictions under Oncor’s revolving credit facility and indentures governing its debt instruments; Oncor’s ability to generate sufficient cash flow to make interest payments on its debt instruments; actions by credit rating agencies; and Oncor’s ability to effectively execute its operational strategy. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events.
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in this presentation, which is available on Oncor’s website, www.oncor.com, in the Investor section, and also filed with the SEC.
Oncor Electric Delivery
1

1st Quarter 2015 Investor Call Agenda
Financial Overview
David Davis
Chief Financial Officer
Operational Review
Bob Shapard
Chairman and CEO
Q&A
Oncor Electric Delivery
2

Residential and Large C&I1 Metrics
Residential Points of Delivery
Q12 ‘14 vs. Q1 ‘15; thousands of meters
1.5% 2,801 2,844
At 3/31/14 At 3/31/15
Large C&I Billed MW Demand (Average) Q1 ‘14 vs. Q1 ‘15
16,953 16,931 0.1%
Q1 ‘14 Q1 ‘15
Residential GWH
Q1 ‘14 vs. Q1 ‘15
1.0%10,307 10,409
Large C&I GWH3 Q1 ‘14 vs. Q1 ‘15
1.0%16,461 16,617
Q1 ‘14 Q1 ‘15
1 Commercial and Industrial
2 Unless otherwise noted, Q1 reflects three months ended March 31
3 Prior period adjusted for billing day variation
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Summary of Financial Results1
Adjusted Operating Revenues Q12 ‘14 vs. Q1 ‘15; $ millions
3.5% 881 912 194 207 687 705 Q1 ‘14 Q1 ‘15
Revenues to pass-through expenses
Revenues contributing to earnings
Adjusted Operating Revenue Increase
Q1 ‘14 vs. Q1 ‘15; $ millions
Revenues Contributing to Earnings: $ millions
Distribution base revenue 1
Transmission base revenue (TCOS):
Billed to 3rd party wholesale customers 12
Billed to Oncor Distribution, collected from REPs through TCRF 6
Total transmission base revenue (TCOS) 18
AMS surcharges and other misc. revenue (1)
Total revenues contributing to earnings 18
Revenues to Pass Through Expenses:
3rd party wholesale transmission service
billed to Oncor Distribution (i.e. remaining TCRF revenue) 15
Energy efficiency and rate case expense surcharges (2)
Total revenues to pass through revenues 13
Total Operating Revenue Increase 31
1 See Appendix for Reg G reconciliations and definitions of adjusted financial metrics.
2 Unless otherwise indicated, Q1 reflects three months ended March 31.
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Summary of Financial Results1 (cont.)
Adjusted EBITDA
Q12 ‘14 vs. Q1 ‘15 and TME2 ‘14 vs. TME ‘15; $ millions
1,79 51,821 1.4%
436 431 1.1% Q1 ‘14 Q1 ‘15 TME ‘14 TME ‘15
Adjusted Net Income Q1 ‘14 vs. Q1 ‘15; $ millions
98 Q1 ‘14 97 Q1 ‘15 1.0%
Adjusted Operating Cash Flow Q1 ‘14 vs. Q1 ‘15; $ millions
164 131 20.1% Q1 ‘14 Q1 ‘15
1 See Appendix for Reg G reconciliations and definitions of adjusted financial metrics.
2 Unless otherwise indicated, Q1 the reflects the three months ended March 31 and TME reflects the twelve months ended March 31.
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Ample Liquidity and Stable Credit Metrics
Secured Revolving Credit Facility1 Balances at March 31, 2015; $ millions
2,400 (807) 1,593 18 1,611
Revolver Capacity Borrowings and Letters of Credit Effective Remaining Capacity Cash Total Available Liquidity
Adjusted EBITDA2/Cash Interest TME3 ‘14 vs. TME ‘15; Ratio 5.2x 5.4x TME ‘14 TME ‘15
Debt/Adjusted EBITDA TME ‘14 vs. TME ‘15; Ratio 3.4x 3.6x TME ‘14 TME ‘15
1 Oncor’s $2.4 billion revolving credit facility matures in 2016.
2 See Appendix for Reg G reconciliation and definition.
3 Unless otherwise indicated, TME reflects the twelve months ended March 31.
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1st Quarter 2015 Investor Call Agenda
Financial Overview David Davis Chief Financial Officer
Operational Review Bob Shapard Chairman and CEO
Q&A Oncor Electric Delivery 7

Appendix -
Regulation G Reconciliations And Supplemental Data
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Financial Definitions
Measure Definition
Adjusted Operating Revenues Oncor operating revenues, less operating revenues of Oncor Electric Delivery
(non-GAAP) Transition Bond Company LLC (BondCo)
Adjusted Net Income Oncor net income, less effects of purchase accounting, reversal of write off of
(non-GAAP) regulatory assets, tax audit settlements and net income of BondCo
Adjusted Operating Cash Flow Oncor cash provided by operating activities, less BondCo cash provided by
(non-GAAP) operating activities
Debt (non-GAAP) Oncor total debt, less transition bonds of BondCo
Total Debt (GAAP) Oncor long-term debt (including current portion) plus bank loans
Income from continuing operations before interest expense and related charges and provisions in lieu of income tax, plus depreciation and amortization and special items. Also adjusted for the effect of the regulatory asset write off reversal, where applicable. EBITDA is a measure used by
Adjusted EBITDA (non-GAAP) Oncor to assess performance. Total debt less transition bonds divided by Adjusted EBITDA. Transition, or securitization, bonds are serviced by a regulatory transition charge on wires
Debt/Adjusted EBITDA rates and are therefore excluded from debt in credit reviews. Debt / EBITDA is
(non-GAAP) a measure used by Oncor to assess credit quality.
Adjusted EBITDA/Cash Interest Adjusted EBITDA divided by cash interest expense is a measure used by
(non-GAAP) Oncor to assess credit quality.
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Table 1: Oncor Adjusted Operating Revenues Reconciliation
Three Months Ended March 31, 2014 and 2015 $ millions
Q1 ’14
Q1 ’15
Operating revenues - Oncor 917 946
Adjustments: Operating revenues - BondCo (36) (34)
Adjusted operating revenues, excluding BondCo 881 912
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Table 2: Oncor Adjusted EBITDA Reconciliation
Three and Twelve Months Ended March 31, 2014 and 2015 $ millions
Q1 ’14
Q1 ’15
TME ’14
TME ’15
Net income - Oncor 104 98 449 444
Plus: Depreciation & amortization - Oncor 210 217 825 858
Provision in lieu of income taxes - Oncor 64 58 274 271
Interest expense - Oncor 88 81 365 346
Equals: EBITDA - Oncor 466 454 1,913 1,919
Adjustments: Net income – BondCo - - - -
Depreciation & amortization – BondCo (32) (32) (132) (130)
Interest expense – BondCo (4) (2) (18) (12)
Effects of fair value accounting (pre tax) (3) (2) (16) (10)
Reversal of write off of regulatory assets (pre tax) (4) - (4) -
Regulatory asset amortization in O&M expense 13 13 52 54
Oncor Adjusted EBITDA, excluding BondCo 436 431 1,795 1,821
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Table 3: Oncor Adjusted Net Income Reconciliation
Three Months Ended March 31, 2014 and 2015 $ millions
Q1 ’14
Q1 ’15
Net income - Oncor
104 98
Adjustments: Effects of purchase accounting (after tax) (2) (1)
Tax audit settlement (after tax) (1) -
Reversal of write off of regulatory assets (after tax) (3) -
BondCo net income - -
Adjusted net income, excluding BondCo 98 97
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Table 4: Oncor Adjusted Operating Cash Flow Reconciliation
Three Months Ended March 31, 2014 and 2015 $ millions
Q1 ’14 Q1 ’15
Operating cash flow - Oncor 198 163
Adjustments: Operating cash flow - BondCo (34) (32)
Adjusted operating cash flow, excluding BondCo 164 131
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Table 5: Oncor Total Debt Reconciliation
At March 31, 2014 and 2015 $ millions
At 3/31/14 At 3/31/15
Short-term debt- Oncor 979 800
Long-term debt due currently - Oncor 633 109
Long-term debt, less due currently - Oncor 4,852 5,720
Total debt - Oncor, including BondCo 6,464 6,629
Adjustments: Long-term debt due currently - BondCo (133) (109)
Long-term debt, less due currently - BondCo (149) (41)
Fair value adjustment - BondCo 1 -
Total Oncor debt, excluding BondCo 6,183 6,479
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Table 6: Oncor Interest And Debt Coverages Twelve Months Ended March 31, 2014 and 2015
$ millions
TME ’14 TME ’15 Ref Source
Interest expense and related charges - Oncor 365 346
Amortization of debt discount - Oncor (15) (2)
AFUDC - Oncor 10 4
Cash interest expense - Oncor 360 348
Less: Interest expense - BondCo (18) (12)
Cash interest expense, excluding BondCo 342 336 A
EBITDA, excluding BondCo 1,795 1,821 B
Table 2 Total debt, excluding BondCo 6,183 6,479 C
Table 5 EBITDA/cash interest - ratio (B / A) 5.2x 5.4x
Debt/EBITDA - ratio (C / B) 3.4x 3.6x
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